UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 14, 2020

Date of Report (Date of earliest event reported)

Generation Hemp, Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-37568	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5128 Horseshoe Trail Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Generation Hemp, Inc.. (the “Company,” “we,” “our,” and “us”) hereby amends the Company’s Current Report on Form 8-K filed on November 27, 2019 (the "Original Form 8-K") to provide the historical and pro forma financial information required by Item 9.01 relating to the closing on November 27, 2019 of the transactions contemplated by that certain Stock Purchase Agreement, dated August 15, 2019 (the “Stock Purchase Agreement”) among the Company, HMTF Merger Sub Inc., a Colorado corporation (as “Buyer” and together with the Company, the “Buyer Parties”), Energy Hunter Resources, Inc., a Delaware corporation (the “EHR”), certain stockholders of EHR set for therein (as “Sellers”), and Gary C. Evans (as the “Sellers’ Representative” and together with the EHR and Sellers, the “Seller Parties”), as amended. In the Original Form 8-K, the Company indicated that it would file an amendment to the Form 8-K no later than 71 days after the date which the Original Form 8-K was required to be filed, to provide financial information to the extent required by Item 9.01 of Form 8-K.

This report should be read in conjunction with the Original Form 8-K. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of Business Acquired.

The audited financial statements of EHR as of December 31, 2018 and 2017, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon and the unaudited financial statements of EHR, as of and for the nine month periods ended September 30, 2019 and 2018, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein. The consent of Marcum LLP, EHR’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of the Company as of September 30, 2019, for the fiscal year ended December 31, 2018 as well as for the nine-month periods ending September 30, 2019, after giving effect to the transactions consummated pursuant to the Stock Purchase Agreement, and adjustments described in such pro forma financial information are hereto in Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Marcum LLP (Independent Registered Accounting Firm)

99.1	Audited financial statements of Energy Hunter Resources, Inc. as of and for the years ended December 31, 2018 and December 31, 2017.

99.2	Unaudited interim financial statements of Energy Hunter Resources, Inc., as of and for the nine months ended September 30, 2019 and 2018.

99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the nine-months ended September 30, 2019 and for the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Generation Hemp, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION HEMP, INC.

Date: December 15, 2020	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer

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